                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 1, 1997
                                                 -------------


               BANKERS TRUST NEW YORK CORPORATION
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(Exact name of registrant as specified in its charter)



                            NEW YORK
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      (State or other jurisdiction of incorporation)


        1-5920                           13-6180473
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(Commission file number)       (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
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    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 7.  Financial Statements and Exhibits
------------------------------------------

C.   Exhibits

     (5)  Opinion of Counsel delivered in connection with the
issuance of the Corporation's 7.75% Subordinated Notes due May 1,
2012.
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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANKERS TRUST NEW YORK CORPORATION



                              By  /s/ Gordon S. Calder, Jr.
                                  ---------------------------
                                    Gordon S. Calder, Jr.
                                    Assistant Secretary




May 1, 1997
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                      INDEX TO EXHIBITS

Item 7.  Financial Statements and Exhibits
------------------------------------------

C.   Exhibits

     (5) Opinion of Counsel delivered in connection with the issuance of the Corporation's 7.75% Subordinated Notes due May 1,
2012.